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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           __________________________


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 AUGUST 31, 2004



                               PALWEB CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          OKLAHOMA                  000-26331                  75-2954680
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(STATE OR OTHER JURISDICTION       (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)             IDENTIFICATION NO.)



                     1613 E. 15TH, TULSA, OKLAHOMA        74120
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               (Address of principal executive offices) (Zip Code)



                                 (918) 583-7441
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              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On August 31, 2004, the Registrant issued a press release announcing its results for the fiscal year ended May 31, 2004. A copy of such press release is furnished as Exhibit 99.1 hereto.

            The information being furnished hereunder discloses EBITDA (earnings
(loss) before interest (including preferred dividends), taxes, depreciation (including impairments) and amortization), a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Registrant believes that EBITDA is a useful measure of evaluating its financial performance because of its focus on the Registrant's results from operations before interest, income taxes, depreciation and amortization. EBITDA is utilized for internal analysis of the Registrant. EBITDA is not a measure of financial performance under generally accepted accounting principles ("GAAP") and should not be considered in isolation or as an alternative to other financial measures determined under GAAP. However, EBITDA is commonly used by investors, financial analysts and rating agencies as an alternative measure of evaluating, comparing and rating operating performance. EBITDA presented by the Registrant may not be comparable to similarly titled measures reported by other companies.

            The information in this Form 8-K, including exhibits, is being furnished pursuant to Item 2.02 of this report and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits.

                 99.1       Press Release dated August 31, 2004.




                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PALWEB CORPORATION


Date: September 1, 2004                By: /s/ Warren F. Kruger
                                           -------------------------------------
                                           Warren F. Kruger
                                           President and Chief Executive Officer